UPDATING SUMMARY PROSPECTUS

 TAX-DEFERRED ANNUITY PLAN
VARIABLE ACCUMULATION ANNUITY CONTRACTS
(TDA CONTRACTS)
Issued By
MUTUAL OF AMERICA LIFE INSURANCE COMPANY
320 Park Avenue, New York, New York 10022-6839
Through its
SEPARATE ACCOUNT NO. 2

We offer group Tax-Deferred Annuity Contracts (“TDA Contracts”), which are group variable accumulation annuity contracts to employers to allow their employees to save for retirement.
You, as an employee under a TDA Contract may make Contributions in the amounts and at the frequency you choose, subject to restrictions in the Plan and limitations imposed by federal tax laws. A Contract can help you accumulate funds for retirement and other long-term financial needs. You may apply your Account Value to provide fixed monthly Annuity Payments that begin at a future date.
You may allocate your Account Value to any of the subaccounts of Mutual of America Separate Account No. 2 or to our General Account, unless your employer’s Plan (if any) restricts allocations. You may transfer all or any part of your Account Value among the available Investment Alternatives at any time, without charge. The Subaccounts of the Separate Account invest in funds or portfolios of mutual funds, which currently are set forth and described in the Appendix to this Summary Prospectus.
The Prospectus for the Contract contains more information about the Contract, including its features, benefits, and risks. You can find the Prospectus and other information about the Contract online at https://dfinview.com/mutualofamerica/tadf/TDA/AP . You can also obtain this information at no cost by calling 800.574.9267 or by sending an e-mail request to mutualofamerica@dfinsolutions.com.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for Underlying Funds will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by signing up for the eDocuments program. (See “Definitions we use in this Prospectus” for a description of eDocuments and how to sign up).
You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by writing to us at the address at the top of this page, by calling 800.574.9267, or by sending an email to mutualofamerica@dfinsolutions.com. Your election to receive reports in paper will apply to all of the Underlying Funds.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The SEC has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Dated: May 1, 2021

Definitions We Use in this Prospectus
Account Value—The value of a Participant’s Accumulation Units in the Subaccounts plus the value of amounts held in the General Account for the Participant, during the Accumulation Period. Depending on its use in this Prospectus, the term “Account Value” may mean all or any part of your total Account Value.
Accumulation Period—For a Participant, the period under a Contract when Contributions are made or held for the Participant. The Accumulation Period ends at the Annuity Commencement Date, or the date the Participant withdraws the Account Value in full before the Annuity Commencement Date.
Accumulation Unit—A measure we use to calculate the value of a Participant’s interest in each of the Subaccounts. Each Subaccount has its own Accumulation Unit value.
Annuitant—A person who is receiving Annuity Payments or who will receive Annuity Payments after the Annuity Commencement Date. You must be the Annuitant, and the Annuitant cannot be changed; and a Beneficiary who has elected to receive a death benefit in the form of an annuity shall be the Annuitant. You or a Beneficiary also may name a joint Annuitant, except that some Plans require the consent of your Eligible Spouse if your Eligible Spouse is not the joint Annuitant. We use the life expectancy of the Annuitant and joint annuitant, if any, as a factor in determining the amount of monthly Annuity Payments for annuities with a life contingency.
Annuity Commencement Date—The date Annuity Payments become payable under a Contract or become payable as the death benefit for a Beneficiary. A Participant, or a Beneficiary entitled to a death benefit, selects the Annuity Commencement Date, or the Annuity Commencement Date may be imposed under federal tax law provisions in certain circumstances. On the Annuity Commencement Date, all of your Account Value is used to provide Annuity Payments. Annuity Commencement Date is sometimes referred to as “Benefit Commencement Date” in a Contract.
Annuity Payments—A series of equal monthly payments from us. The amount of the Annuity Payments will depend on your Account Value on the Annuity Commencement Date and the form of annuity selected. The Annuity Payments may be for the Annuitant’s life, for a minimum period of time, for the joint lifetime of the Annuitant and the Annuitant’s joint Annuitant, or for such other specified period as we may permit.
Beneficiary(ies)—The person(s) named by a Participant to receive: (1) the death benefit under the Contract if during the Accumulation Period the Participant dies (or if the Participant is not the Annuitant, if the Annuitant dies first), or (2) after the Annuity Commencement Date, any remaining Annuity Payments if the Annuitant dies and the joint Annuitant, if any, dies.
Code—The Internal Revenue Code of 1986, as amended. Depending on the context, the term Code includes the regulations adopted by the Internal Revenue Service for the Code section being discussed.
Commuted Value—The present value of annuity payments due under an income option or method of payment not based on life contingencies.
Complete Order—An order is considered to be complete when all of the requirements for the completion of a transaction have been met. This includes receipt by the Company of all information, remittances and notices necessary to process the given transaction. The Company will inform you of the documents required for your transaction.
Contract(s)—One (or more) of the group (TDA) variable accumulation annuity contracts described in this Summary Prospectus.
Contractholder—An entity to which we have issued a TDA Contract. The Contractholder may be an employer, or an association representing employers or employees.
Contributions—Amounts contributed from time to time under a Contract during the Accumulation Period.
eDocuments—A feature that offers Participants a way to electronically receive communications and reports, such as quarterly statements, prospectuses (including summary prospectuses), and underlying fund and separate account annual and semi-annual reports. When such documents are available, an email notice is
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sent to the eDocuments subscriber informing him or her of such availability on the secure “My Account” website maintained by the Company. Participants enroll by consenting to receive through eDocuments all of the documents that we deliver electronically, and are provided instructions on revocation of the consent, including the ability to revoke it immediately by calling a specified toll-free number. Revocation of consent applies to all documents provided through the eDocuments program. You can sign up for eDocuments by completing the Consent Agreement located on our website and indicating your consent to receive documents through the Mutual of America website.
Eligible Spouse—Unless otherwise specified, the person to whom a Participant or Annuitant is legally married in a marriage recognized under federal law.
Employer—An organization that established a Plan and that may be named in the Contract.
General Account (or Interest Accumulation Account)—Assets we own that are not in a separate account, but rather are held as part of our general assets. We sometimes refer to the General Account as the Interest Accumulation Account because amounts you allocate to the General Account earn interest at a fixed rate which we change from time to time.
Investment Alternatives—Our General Account and the Subaccounts. You may allocate your Contributions and transfer your Account Value among the Investment Alternatives, subject to any limitations under a Plan.
Joint Annuitant—An additional person (usually the Eligible Spouse) whose life expectancy is taken into account for a life annuity and who will receive Annuity Payments upon the death of the Annuitant in accordance with the form of annuity selected. A joint annuitant may be designated by the Participant at any time before the Annuity Commencement Date.
Participant—Under a TDA Contract, an employee or former employee for whom we have received Contributions under a Plan.
Plan—For some TDA Contracts, a retirement plan adopted by an employer for which a Contract has been purchased to provide benefits.
Separate Account—Mutual of America Separate Account No. 2, a separate account we established to receive and invest deposits made under variable accumulation annuity contracts. The assets of the Separate Account are set aside and kept separate from our other assets.
Subaccount—A division of the Separate Account which invests its assets exclusively in a corresponding Underlying Fund of the same name.
Underlying Funds—The funds or portfolios that are invested in by the Subaccounts.
We, us, our, Company or Mutual of America—Refers to Mutual of America Life Insurance Company.
You, or your—Refers to a Participant.
3

Important Information You Should Consider About the
TDA Contract
	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawals	None			Charges
Transaction Charges	There are no charges for other transactions under the Contract, other than certain fees associated with Contract loans.			Charges
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Loan
interest is not reflected in the table. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Charges
	ANNUAL FEE	MIN.	MAX.
	1. Base Contract (varies by Contract class)	0.26%[1]	1.69%[1]
	2. Investment options (Underlying Fund fees and expenses)	0.14%[2]	4.90%[2]
	3. Investment options (Underlying Fund fees and expenses - Net)	0.14%[3]	0.92%[3]
[1] There are several classes of the Contract, each of which has a different Separate Account charge, based upon the total contract assets in the Separate Accountand the General Account. See
the “Charges” section of the Prospectus for a description of the different classes of the Contract and related charges.
2 As a percentage of Underlying Fund assets.
[3] Certain of the Underlying Funds, including the fund with the maximum total annual fund operating expenses (before expense reimbursement), are subject to an expense reimbursement
arrangement between such underlying funds and the investment adviser, which is expected to continue until at least April 30,
2022.

4

	FEES AND EXPENSES		LOCATION IN PROSPECTUS

Because you may choose from among the Investment
Alternatives offered, the choices you make affect how much you will pay. To help you understand the cost of owning your
Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.

	LOWEST ANNUAL COST ESTIMATE: $413	HIGHEST ANNUAL COST ESTIMATE: $6,748
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination
of Contract classes (i.e., Tier
1 Reduced Pricing) and
Underlying Fund fees and
expenses
•No optional benefits
•No outstanding loans
•No sales charges
•No additional Contributions,
transfers, or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive
combination of Contract
classes (i.e., Standard
Pricing), and Underlying
Fund fees and expenses
•No outstanding loans
•No sales charges
•No additional Contributions,
transfers, or withdrawals

	RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Contract, including loss of principal.		Principal Risks of Investing in the Contract
Not a Short-Term Investment
This Contract is not a short-term investment and is not
appropriate for an investor who needs ready access to cash.
In particular:
•Tax deferral is more beneficial to Participants with a long-term time horizon.
•Withdrawals are subject to ordinary income tax and may be
subject to tax penalties.
•The Contract is not intended for those who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Underlying Funds.
General Description of Contracts
Risks Associated with Investment Options
An investment in the Contract is subject to the risk of poor investment performance, and can vary, depending on the
performance of the Underlying Funds. Each investment option
available under the Contract, including the General Account, will have its own unique risks. You should review these Investment
Alternatives before making an investment decision.
Appendix: Underlying Funds Available Under the Contracts General Description of Separate Account No. 2, Mutual of America, and Underlying Funds Our General Account
5

	RISKS	LOCATION IN PROSPECTUS
Insurance Company Risks
An investment in the Contract is subject to the risks related to
Mutual of America Life Insurance Company, including that any obligations (including under the General Account), guarantees, and benefits of the Contract are subject to the claims paying ability of Mutual of America. More information about Mutual of
America, including its financial strength ratings, is available upon request from Mutual of America by calling our toll-free number,
800.468.3785 or by visiting our website at mutualofamerica.com.
General Description of Separate AccountNo. 2, Mutual of America, and Underlying Funds Our General Account
	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments
Your ability to allocate Contributions among the Investment
Alternatives is subject to any restrictions contained in your
Employer’s Plan. If your Employer’s Plan permits transfers to other contracts, you may transfer your Account Value but only to a provider specifically identified in the Plan. Transfers while you are actively employed to any provider not specified in the Plan are prohibited.
We may remove an Underlying Fund or limit its availability to new
Contributions and/or transfers of Account Value if we determine that an Underlying Fund no longer satisfies one or more of our selection criteria.
General Description of Separate AccountNo. 2, Mutual of America, and Underlying Funds
	TAXES	LOCATION IN PROSPECTUS
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and Contributions made under the Contract.
Because the Contract is purchased through a tax-qualified Plan, there are no additional tax benefits to the contract.
Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.
Taxes
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	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation
Mutual of America offers the Contracts for sale through certain of our employees. The only compensation we pay for sales of
the Contracts is in the form of salary and incentive compensation if the Company’s annual goals and objectives are met. There are no commissions or fees payable for sales of the Contracts.
Registered representatives who sell the Contracts are eligible to receive a yearly cash incentive payment based largely on
aggregate sales by all representatives in the representative’s office compared to sales targets we established for the office in that year, which may be increased based on individual
performance in relation to individual sales objectives.
With regard to non-cash compensation, representatives and
certain staff from the top five performing regional offices, as well as other high performing representatives, will receive a trip to a sales conference.
The existence of such forms of compensation could influence a registered representative to recommend this Contract over
another investment.
Purchases and Contract Value
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Appendix A: Underlying Funds Available as Investment Options Under the TDA Contracts
The following is a list of Underlying Funds available under the Contracts. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended from time to time and are available on our website mutualofamerica.com/TDAFunds or you can request this information at no cost by calling 800.574.9267 or by sending an email to mutualofamerica@dfinsolutions.com.
The current expenses and performance information below reflects fee and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance.
Type/Investment Objective	Underlying Fund and Adviser/Subadviser	Current Expenses[1]	Average Annual Total Returns as of 12/31/20
			1 year	5 year	10 year	Life of Fund
Equity Fund Seeks investment results that correspond to the investment performance of Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500 Index”*)	Mutual of America Equity Index Fund Adviser: Mutual of America Capital Management LLC	0.15%	18.20%	15.06%	13.72%
Equity Fund Seeks to outperform S&P 500® Index* by investing in a diversified portfolio of primarily common stocks	Mutual of America All America Fund Adviser: Mutual of America Capital Management LLC	0.52%	16.78%	12.87%	11.96%
Equity Fund Seeks capital appreciation	Mutual of America Small Cap Value Fund Adviser: Mutual of America Capital Management LLC	0.82%	-4.01%	4.89%	6.52%
Equity Fund Seeks capital appreciation	Mutual of America Small Cap Growth Fund Adviser: Mutual of America Capital Management LLC	0.81%	43.31%	16.28%	12.32%
*“Standard & Poor’s,” “S&P,” “S&P 500”, “S&P MidCap 400” and “S&P SmallCap 600” are trademarks of Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Mutual of America Investment Corporation’s Adviser. Standard & Poor’s does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund, Small Cap Equity Index Fund or Mid-Cap Equity Index Fund. It has no obligation or liability for the sale or operation of the Funds and makes no representations as to the advisability of investing in the Funds.

Type/Investment Objective	Underlying Fund	Current Expenses[1]	Average Annual Total Returns as of 12/31/20
			1 year	5 year	10 year	Life of Fund
Equity Fund Seeks investment results that correspond to investment performance of S&P SmallCap 600® Index*	Mutual of America Small Cap Equity Index Fund Adviser: Mutual of America Capital Management LLC	0.15%	10.62%			4.99%[2]
Equity Fund Seeks capital appreciation and, to a lesser extent, current income	Mutual of America Mid Cap Value Fund Adviser: Mutual of America Capital Management LLC	0.74%	2.82%	8.44%	8.64%
Equity Fund Seeks investment results that correspond to investment performance of S&P MidCap 400® Index*	Mutual of America Mid-Cap Equity Index Fund Adviser: Mutual of America Capital Management LLC	0.15%	13.50%	12.17%	11.34%
Equity Fund Seeks capital appreciation	Mutual of America International Fund Adviser: Mutual of America Capital Management LLC	0.35%	8.19%	7.51%	5.31%
Equity Fund Seeks capital growth	American Century VP Capital Appreciation Fund Adviser: American Century Investment Management, Inc.	0.58%	43.00%			23.08%[3]
Equity Fund Long-term capital appreciation	American Funds Insurance Series New World Fund Adviser: Capital Research and Management Company.	0.59%	23.89%	13.62%	6.80%
Equity Fund Seeks capital appreciation	Delaware VIP® Small Cap Value Series Adviser: Delaware Management Company	0.78%	-1.90%	9.04%	8.67%
Equity Fund Seeks to provide long-term growth of capital	DWS Capital Growth VIP Adviser: DWS Investment Management Americas Inc.	0.49%	39.04%	19.83%	16.29%

Type/Investment Objective	Underlying Fund	Current Expenses[1]	Average Annual Total Returns as of 12/31/20
			1 year	5 year	10 year	Life of Fund
Equity Fund Fund seeks reasonable income and will also consider potential for capital appreciation. Fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Fidelity VIP Equity-Income Portfolio Adviser: Fidelity Management & Research Company Subadvisers: FMR Co., Inc. Other investment advisers assist FMR with foreign investments.	0.53%	6.69%	10.69%	10.17%
Equity Fund Seeks long-term capital appreciation	Fidelity VIP Contrafund® Portfolio Adviser: Fidelity Management & Research Company Subadvisers: FMR Co., Inc. Other investment advisers assist FMR with foreign investments.	0.61%	30.57%	10.19%	13.52%
Equity Fund Seeks long-term growth of capital	Fidelity VIP Mid Cap Portfolio Adviser: Fidelity Management & Research Company Subadvisers: FMR Co., Inc. Other investment advisers assist FMR with foreign investments.	0.62%	18.19%	11.07%	9.50%
Equity Fund Seeks long-term growth of capital	Goldman Sachs VIT Small Cap Equity Insights Fund Adviser: Goldman Sachs Asset Management, L.P,	0.81%	8.56%	11.22%	10.62%
Equity Fund Seeks long-term growth of capital and dividend income	Goldman Sachs VIT US Equity Insights Fund Adviser: Goldman Sachs Asset Management, L.P.	0.56%	17.49%	13.64%	13.68%
Equity Fund Seeks capital appreciation	Invesco Oppenheimer V.I. Main Street Fund® Adviser: OFI Global Asset Management, Inc. Subadviser: OppenheimerFunds, Inc.	0.84%	13.94%	12.59%	12.29%

Type/Investment Objective	Underlying Fund	Current Expenses[1]	Average Annual Total Returns as of 12/31/20
			1 year	5 year	10 year	Life of Fund
Equity Fund Seeks capital appreciation	MFS VIT III Mid Cap Value Portfolio Adviser: MFS	0.81%	3.87%	9.72%	10.84%
Equity Fund Seeks long-term growth of capital by investing primarily in securities of companies that meet Fund’s environmental, social and governance (ESG) criteria	Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio Adviser: Neuberger Berman Investment Advisers LLC	0.92%	19.56%	13.05%	11.62%
Equity Fund Seeks to provide long-term capital growth with income as secondary objective	T. Rowe Price Blue Chip Growth Portfolio Adviser: T. Rowe Price Associates, Inc.	0.75%	34.28%	19.52%	17.49%
Equity Fund Seeks to provide long-term capital appreciation and income	Vanguard Variable Insurance Fund Diversified Value Portfolio® Advisers: Lazard Asset Management LLC and Hotchkis and Wiley Capital Management, LLC.	0.28%	11.78%	10.30%	10.60%
Equity Fund Seeks to provide long-term capital appreciation	Vanguard Variable Insurance Fund International Portfolio® Advisers: Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc.	0.38%	57.58%	21.30%	12.10%
Equity Fund Seeks to provide long-term capital growth	Victory RS Small Cap Growth Equity VIP Series Adviser: Victory Capital Management Inc.	0.88%	38.06%	19.77%	16.55%

Type/Investment Objective	Underlying Fund	Current Expenses[1]	Average Annual Total Returns as of 12/31/20
			1 year	5 year	10 year	Life of Fund
Real Estate Fund Seeks to provide a high level of income and moderate long-term capital appreciation by tracking performance of a benchmark index that measures performance of publicly traded equity REITs and other real estate-related investments	Vanguard Variable Insurance Fund Real Estate Index Portfolio® Adviser: The Vanguard Group, Inc.	0.26%	-4.85%	5.66%	8.60%
Fixed Income Fund Seeks current income to extent consistent with maintenance of liquidity, investment quality and stability of capital	Mutual of America Money Market Fund Adviser: Mutual of America Capital Management LLC	0.27%	0.28%	0.96%	0.40%
Fixed Income Fund Primary investment objective is to produce a high level of current income with secondary investment objective to preserve shareholders’ capital.	Mutual of America Mid-Term Bond Fund Adviser: Mutual of America Capital Management LLC	0.46%	5.05%	3.48%	3.02%
Fixed Income Fund Seeks current income, with preservation of shareholders’ capital a secondary objective	Mutual of America Bond Fund Adviser: Mutual of America Capital Management LLC	0.45%	6.40%	4.48%	4.11%

Type/Investment Objective	Underlying Fund	Current Expenses[1]	Average Annual Total Returns as of 12/31/20
			1 year	5 year	10 year	Life of Fund
Fixed Income Seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.	PIMCO Variable Insurance Trust Real Return Portfolio Adviser: Pacific Investment Management Company LLC.	0.69%	11.88%	5.41%	3.78%
Fixed Income Fund Seeks to track the performance of a broad, market-weighted bond index	Vanguard Variable Insurance Fund Total Bond Market Index Portfolio® Adviser: The Vanguard Group, Inc.	0.14%	7.58%	4.36%	3.71%
Balanced Fund Fund seeks capital appreciation and current income by investing in a diversified portfolio of common stocks, debt securities and money market instruments.	Mutual of America Composite Fund Adviser: Mutual of America Capital Management LLC	0.54%	11.77%	9.59%	8.80%
Balanced Fund Seeks to obtain high total return with reduced risk over the long term by allocating Fund assets among stocks, bonds, and short-term instruments	Fidelity VIP Asset Manager Portfolio Adviser: Fidelity Management & Research Company Subadvisers: FMR Co., Inc. Other investment advisers assist FMR with foreign investments.	0.60%	14.87%	8.62%	7.35%

Type/Investment Objective	Underlying Fund	Current Expenses[1]	Average Annual Total Returns as of 12/31/20
			1 year	5 year	10 year	Life of Fund
Balanced Fund Seeks to achieve competitive total return through actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity	Calvert VP SRI Balanced Portfolio Adviser: Calvert Research and Management.	0.63%	15.26%	10.94%	9.40%
Balanced Fund Seeks current income and, to a lesser extent, capital appreciation	Mutual of America Conservative Allocation Fund Adviser: Mutual of America Capital Management LLC	0.41%	9.32%	7.25%	6.38%
Balanced Fund Seeks capital appreciation and current income	Mutual of America Moderate Allocation Fund Adviser: Mutual of America Capital Management LLC	0.30%	11.67%	9.56%	8.58%
Balanced Fund Seeks capital appreciation and, to a lesser extent, current income	Mutual of America Aggressive Allocation Fund Adviser: Mutual of America Capital Management LLC	0.32%	13.72%	10.90%	10.00%
Balanced Funds Seeks current income consistent with preservation of capital and, to a lesser extent, capital appreciation	Mutual of America Retirement Income Fund Adviser: Mutual of America Capital Management LLC	0.47%	7.59%	6.28%	5.75%
Balanced Funds Seeks current income and capital appreciation appropriate for asset allocation associated with Fund’s approximate year of retirement which is included in its name	Mutual of America 2015 Retirement Fund Adviser: Mutual of America Capital Management LLC	0.45%	7.65%	7.50%	7.18%

Type/Investment Objective	Underlying Fund	Current Expenses[1]	Average Annual Total Returns as of 12/31/20
			1 year	5 year	10 year	Life of Fund
Balanced Funds Seeks current income and capital appreciation appropriate for asset allocation associated with Fund’s approximate year of retirement which is included in its name	Mutual of America 2020 Retirement Fund Adviser: Mutual of America Capital Management LLC	0.39%	9.11%	8.51%	8.01%
Balanced Funds Seeks current income and capital appreciation appropriate for asset allocation associated with Fund’s approximate year of retirement which is included in its name	Mutual of America 2025 Retirement Fund Adviser: Mutual of America Capital Management LLC	0.38%	10.26%	9.51%	8.89%
Balanced Funds Seeks current income and capital appreciation appropriate for asset allocation associated with Fund’s approximate year of retirement which is included in its name	Mutual of America 2030 Retirement Fund Adviser: Mutual of America Capital Management LLC	0.36%	11.67%	10.36%	9.59%
Balanced Funds Seeks current income and capital appreciation appropriate for asset allocation associated with Fund’s approximate year of retirement which is included in its name	Mutual of America 2035 Retirement Fund Adviser: Mutual of America Capital Management LLC	0.34%	12.61%	10.99%	10.04%
Balanced Funds Seeks current income and capital appreciation appropriate for asset allocation associated with Fund’s approximate year of retirement which is included in its name	Mutual of America 2040 Retirement Fund Adviser: Mutual of America Capital Management LLC	0.33%	13.43%	11.22%	10.13%

Type/Investment Objective	Underlying Fund	Current Expenses[1]	Average Annual Total Returns as of 12/31/20
			1 year	5 year	10 year	Life of Fund
Balanced Funds Seeks current income and capital appreciation appropriate for asset allocation associated with Fund’s approximate year of retirement which is included in its name	Mutual of America 2045 Retirement Fund Adviser: Mutual of America Capital Management LLC	0.34%	13.31%	11.21%	10.09%
Balanced Funds Seeks current income and capital appreciation appropriate for asset allocation associated with Fund’s approximate year of retirement which is included in its name	Mutual of America 2050 Retirement Fund Adviser: Mutual of America Capital Management LLC	0.34%	13.39%	11.21%		10.94%[4]
Balanced Funds Seeks current income and capital appreciation appropriate for asset allocation associated with Fund’s approximate year of retirement which is included in its name	Mutual of America 2055 Retirement Fund Adviser: Mutual of America Capital Management LLC	0.38%	13.93%			11.46%[5]

Type/Investment Objective	Underlying Fund	Current Expenses[1]	Average Annual Total Returns as of 12/31/20
			1 year	5 year	10 year	Life of Fund
Balanced Funds Seeks current income and capital appreciation appropriate for asset allocation associated with Fund’s approximate year of retirement which is included in its name	Mutual of America 2060 Retirement Fund Adviser: Mutual of America Capital Management LLC	0.33%	14.08%			10.07%[6]
Balanced Funds Seeks current income and capital appreciation appropriate for asset allocation associated with Fund’s approximate year of retirement which is included in its name	Mutual of America 2065 Retirement Fund Adviser: Mutual of America Capital Management LLC	0.34%				18.16%[7]
1
The reported expense ratio for the following funds is net of fee waivers that may not continue: Mutual of America Small Cap Equity Index Fund, American Century VP Capital Appreciation Fund, American Funds Insurance Series New World Fund, Invesco V.I. Main Street Fund, T. Rowe Price Blue Chip Growth Portfolio, Mutual of America 2060 Retirement Fund, Mutual of America 2065 Retirement Fund. Refer to the prospectuses of the Underlying Funds for more information.
2
Since inception date July 2, 2018.
3
Since inception date September 22, 2017.
4
Since Inception date October 1, 2012.
5
Since inception date October 1, 2016.
6
Since inception date July 2, 2018.
7
Since inception date August 3, 2020.

Mutual of America Separate Account No. 2
320 Park Avenue, New York, New York 10022-6839
You May Obtain More Information

We have filed with the SEC this Summary Prospectus about this Contract and Separate Account No. 2. The Summary Prospectus incorporates by reference the Prospectus and Statement of Additional Information (the “SAI”) for the Contracts, and exhibits, dated May 1, 2021. The SAI contains additional information about this Contract, the Separate Account, and our operations.
You may obtain the Prospectus, SAI and other information free of charge through the Mutual of America Life Insurance Company website at http://www.mutualofamerica.com. You can also write to us at 320 Park Avenue, New York, NY 10022-6839 or call 800.574.9267 and ask Mutual of America.
The SEC has an Internet website at http://www.sec.gov. You may obtain the Contract registration statement, including the SAI, through that SEC Internet site. You also may obtain copies of reports and other information about the Separate Account, upon your payment of a duplicating fee, by electronic request at this e-mail address: publicinfo@sec.gov.
Where to Direct Questions. To request other information about the Contracts, or to make investor inquiries about the Separate Account, you also can contact your registered representative at Mutual of America Life Securities LLC.
Investment Company Act of 1940 File Number 811-03996
Securities Act of 1933 Registration Number 333-221999
EDGAR Contract identifier C000198744.
Prospectus dated May 1, 2021